UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2006

REEVES TELECOM LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

South Carolina	110-9305	57-0700063
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification
incorporation or
organization)

c/o Grace Property Management, Inc.
55 Brookville Road
Glen Head, New York 11545
(Address of principal executive offices)

Registrant's telephone number, including area code: (516) 686-2201

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Section 8.    Other Events

Item 8.01. Other Events.

On June 15, 2006, Reeves Telecom Limited Partnership (the “Partnership”) issued a press release regarding the Partnership’s position on a tender offer for all limited partnership units of the Partnership by Reeves Telecom Acquisition Corp. A copy of this press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Section 9.    Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Not Applicable.

(d)  Exhibits.

99.1	Press Release dated June 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2006

REEVES TELECOM LIMITED PARTNERSHIP

	By:	/s/ DAVIS P. STOWELL
Davis P. Stowell
President Grace Property Management, Inc., General Partner